UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

SUNPOWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On January 11, 2026, SunPower Inc. (the “Company”) and White Lion Capital, LLC (“White Lion”) entered into Amendment No. 3 (the “Amendment No. 3”) to the Common Stock Purchase Agreement, dated July 16, 2024, between the Company and White Lion, as previously amended by Amendment No. 1, effective July 24, 2024, and Amendment No. 2, effective August 14, 2024 (as amended, the “Purchase Agreement”).

Amendment No. 3 extends the commitment period under the Purchase Agreement (the “Commitment Period”) to the earlier of December 31, 2027 and the date on which White Lion has purchased an aggregate number of shares of the Company’s common stock equal to the Commitment Amount (as defined below). Further, Amendment No. 3 increases, subject to approval by the Company’s stockholders, the commitment amount under the Purchase Agreement to $55,000,000 of shares of its common stock (the “Commitment Amount”), which the Company may elect to sell to White Lion pursuant to the Purchase Agreement, from time to time in the Company’s sole discretion, during the Commitment Period.

Lastly, Amendment No. 3 adds an option for the Company to submit three hour rapid purchase notices to White Lion that, if accepted by White Lion and otherwise delivered in accordance with the Purchase Agreement, would enable the Company to sell shares of its common stock to White Lion based on the lowest traded price of the Company’s common stock during the three-hour valuation period following White Lion’s written acceptance of a three hour purchase notice.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. The sale of shares of the Company’s common stock to White Lion under the Purchase Agreement, as amended by Amendment No. 3, based in part on representations made by White Lion in the Purchase Agreement, will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 3 to Common Stock Purchase Agreement, dated January 11, 2026, by and between SunPower Inc. and White Lion Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER Inc.

Dated: January 12, 2026

	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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